EXHIBIT 4.1


                                 AMENDMENT NO. 1
                                       TO
                      EQUITY REGISTRATION RIGHTS AGREEMENT


         This Amendment No. 1 ("AMENDMENT") to the Equity Registration Rights Agreement dated as of November 9, 2001 (the "ORIGINAL AGREEMENT"), is made as of September 13, 2002, among Choice One Communications Inc., a Delaware corporation (the "CORPORATION"), and the Warrantholders listed on the signature pages hereto.

         WHEREAS, the Corporation, Morgan Stanley & Co. Incorporated, Wachovia Investors, Inc.(formerly known as First Union Investors, Inc.) and CIBC Inc., entered into the Equity Registration Rights Agreement on
November 9, 2001 which provides for certain rights and obligations of the Corporation and such parties thereto with respect to registration of the Common Stock under the Securities Act; and

         WHEREAS, the Corporation, the Warrantholders (or certain of their affiliates) and other parties thereto have entered into a Third Amended and Restated Credit Agreement, Third Amendment to Bridge Financing Agreement and Warrant Issuance Agreement, each dated as of the date hereof, pursuant to which, among other things, the Warrantholders will receive warrants exercisable for shares of Common Stock.

         NOW, THEREFORE, the parties hereto hereby amend the Original Agreement as follows:

         SECTION 1. AMENDMENT TO RECITALS. The second paragraph of the Recitals is hereby amended by deleting the phrase "(the "WARRANTS")".

         SECTION 2. AMENDMENT TO DEFINITIONS. Section 1.01 of the Original Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

                  "WARRANTHOLDERS" means Morgan Stanley & Co. Incorporated, Morgan Stanley Emerging Markets Inc., Wachovia Investors, Inc. (formerly known as First Union Investors, Inc.) and CIBC Inc.

                  "WARRANTS" means (a) the Warrants dated as of August 1, 2000 issued by the Corporation to each of the Warrantholders pursuant to the Bridge Financing Agreement dated as of August 1, 2000 and certain related agreements and (b) the Warrants dated September 13, 2002 issued to each of the Warrantholders.


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         SECTION 3. CONSENT TO REGISTRATION RIGHTS. The Holders hereby consent to the granting by the Corporation of the registration rights affected by Amendment No. 7 to the Registration Rights Agreement dated as of the date hereof among the Corporation and the warrantholders listed on the signature pages thereto.

         SECTION 4. OTHER DEFINED TERMS. Capitalized terms used in this Amendment and not other-wise defined are used as defined in the Original Agreement.

         SECTION 5. EFFECT OF AMENDMENT; GOVERNING LAW. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

         SECTION 6. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                     CHOICE ONE COMMUNICATIONS INC.


                     By: /s/ Kim Robert Scovill
                        ----------------------------
                          Name:Kim Robert Scovill
                          Title:Vice President


                     MORGAN STANLEY & CO.
                          INCORPORATED


                     By: /s/ Lucy K. Galbraith
                        ----------------------------
                          Name:Lucy K. Galbraith
                          Title:Managing Director


                     MORGAN STANLEY EMERGING MARKETS INC.


                     By: /s/ Lucy K. Galbraith
                        ----------------------------
                          Name:Lucy K. Galbraith
                          Title:Managing Director


                     WACHOVIA INVESTORS, INC.


                     By: /s/ Eric Lloyd
                        -----------------------------
                          Name:Eric Lloyd
                          Title:Managing Director


                     CIBC INC.


                     By: /s/ Richard Hassard
                        -----------------------------
                          Name:Richard Hassard
                          Title:Managing Director